Exhibit 10.5

Confidential Treatment Requested by Tesla, Inc.

REQUIRED GROUP AGENT ACTION NO. 38

This REQUIRED GROUP AGENT ACTION NO. 38 (this “Action”), dated as of August 22, 2017 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”), National Bank of Arizona (“NBAZ Agent”), Silicon Valley Bank (“SVB Agent”) and CIT Bank, N.A. (“CIT Agent” and collectively with BA Agent, CS Agent, DB Agent, ING Agent, KB Agent, NBAZ Agent and SVB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower wholly-owns [***], a Delaware limited liability company (the “[***]”), which is the managing member of [***], a Delaware limited liability company (the “[***] Subject Fund”);

B.The Borrower wholly-owns [***], a Delaware limited liability company (the “[***]” and together with the [***], each a “Managing Member” and collectively, the “Managing Members”), which is the managing member of [***], a Delaware limited liability company (the “[***] Subject Fund” and together with the [***], each a “Subject Fund” and collectively, the “Subject Funds”);

C.Each Managing Member and each Subject Fund is a Funded Subsidiary;

D.[***] Subject Fund desires to enter into (A) that certain Omnibus Amendment No. 1, by and among SolarCity Corporation, [***], [***] Subject Fund, [***] and [***] and (B) that certain Guaranty, by [***], in favor of [***] and [***], in each case which is substantially in the form attached hereto as Exhibit 1 (the “[***] Amendment”);

E.[***] Subject Fund desires to enter into (A) that certain Omnibus Amendment No. 2, by and among SolarCity Corporation,  [***], [***] Subject Fund and [***] and (B) that certain Guaranty, by [***], in favor of [***], in each case which is substantially in the form attached hereto as Exhibit 2 (the “[***] Amendment” and together with the [***] Amendment, each a “Subject Fund Amendment” and collectively, the “Subject Fund Amendments”);

F.In connection with the [***] Amendment, the [***] desires to amend that certain tax insurance policy, effective as of [***] naming the [***] as named insured (the “Existing Tax Loss Policy”), pursuant to an endorsement (the “Endorsement” and the Existing

Required Group Agent Action No. 38

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Tax Loss Policy as amended by the Endorsement, the “Amended Tax Loss Policy”) to, among other things, change the loss payee from the Collateral Agent to the [***]; and

G.In connection with the Subject Fund Amendments, the Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent desire to amend the Loan Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Amendments to the Loan Agreement and the Existing Tax Loss Policy.

(a)The Loan Agreement will be amended as follows (clauses (i) – (vi) below, collectively, the “Loan Agreement Amendments”):

(i)Section 1.1 of the Loan Agreement shall be amended by amending and restating clause (a)(ii) of the definition of “Repeat Tax Equity Structure” in its entirety as follows:

“(ii) was previously approved by the Administrative Agent and the Majority Group Agents pursuant to Section 2.10 as a Subject Fund (other than the [***]) and”

(ii)The definition of “Watched Funds” in Appendix 2 of the Loan Agreement shall be amended by deleting clause (xii) in its entirety and amending and restating the final paragraph therein as follows:

“For the avoidance of doubt, at such time as none of the conditions set forth in clauses (i) through (xi) above is true in respect of any Subject Fund previously classified as a “Watched Fund”, then such Subject Fund shall no longer be a “Watched Fund” for any purpose under the Loan Agreement to which this Appendix 2 is attached or any other Financing Document referenced therein.”

(iii)The “[***]” section of Appendix 5 of the Loan Agreement shall be amended by adding the following agreements:

“Omnibus Amendment No. 2, dated as of [***] by and among SolarCity Corporation, [***], [***] and [On File with Administrative Agent].”

“Guaranty, dated as of [***] by [***] in favor of [On File with Administrative Agent].”

(iv)The “[***]” section of Appendix 5 of the Loan Agreement shall be amended by deleting the following agreements:

“Guaranty, dated as of [***] by SolarCity Corporation in favor of [On File with Administrative Agent].”

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(v)The “[***] Subject Fund” section of Appendix 5 of the Loan Agreement shall be amended by adding the following agreements:

“Omnibus Amendment No. 1, dated as of [***] by and among SolarCity Corporation, [***], [***], [On File with Administrative Agent] and [On File with Administrative Agent].”

“Guaranty, dated as of [***] by [***] in favor of [On File with Administrative Agent] and [On File with Administrative Agent].”

(vi)The “[***]” section of Appendix 5 of the Loan Agreement shall be amended by deleting the following agreements:

“Guaranty, dated as of [***] by SolarCity Corporation in favor of [On File with Administrative Agent] and [On File with Administrative Agent].”

(b)The Collateral Agent shall, at the sole cost and expense of the Borrower, procure, deliver or execute and deliver to the Borrower all releases, certificates, instruments and documents, each in form and substance satisfactory to the Borrower and the Collateral Agent, and take any other actions, as reasonably requested by the Borrower or that are required to amend the Existing Tax Loss Policy pursuant to the Endorsement, including, for the avoidance of doubt, the execution of the “Notice of Change of Loss Payee” with respect to the Existing Tax Loss Policy.

Section 2.Acknowledgments and Consents.

(a)Pursuant to Section 6.10 of the Loan Agreement, notwithstanding anything in the Loan Agreement to the contrary, the Majority Group Agents and the Administrative Agent hereby consent to each Subject Fund Amendment.

(b)The Required Group Agents hereby consent to the Loan Agreement Amendments, with acknowledgement by each of the Administrative Agent and the Collateral Agent; provided that no such Loan Agreement Amendments shall be effective until the execution of the Subject Fund Amendments.

(c)The Administrative Agent and the Required Group Agents hereby acknowledge and agree that (i) the Amended Tax Loss Policy satisfies the requirements of Section 11.11(b)(iv) of the Loan Agreement and (ii) pursuant to Section 11.11(b) of the Loan Agreement, no Tax Loss Policy is required for Castello Fund so long as the Amended Tax Loss Policy remains in full force and effect.

Section 3.Reference to and Effect on Financing Documents.  Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 4.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 5.Expenses.  The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 6.Construction.  The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as Borrower

By:	/s/ Radford Small
Name:	Radford Small
Title:	Treasurer

BANK OF AMERICA, N.A., as a Group Agent

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Managing Director

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Kyle Hatzes
Name:	Kyle Hatzes
Title:	Vice President

By:	/s/ David Rosenblum
Name:	David Rosenblum
Title:	Managing Director

ING CAPITAL, LLC, as a Group Agent

By:	/s/ Thomas Cantello
Name:	Thomas Cantello

[ Signature Page to Required Group Agent Action No. 38 ]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Title:	Managing Director

By:	/s/ Mark Parrish
Name:	Mark Parrish
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

National Bank of Arizona, as a Group Agent

By:	/s/ Jonathan Bouvet
Name:	Jonathan Bouvet
Title:	Vice President

SILICON VALLEY BANK, as a Group Agent

By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 38 ]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT 1

[***] Amendment

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT 2

[***] Amendment

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.